Exhibit 99.01

FOR IMMEDIATE RELEASE

MEDIA CONTACT:	INVESTOR CONTACT:
Noah Edwardsen	Jonathan Doros
Symantec Corp.	Symantec Corp.
424-750-7574	650-527-5523
noah_edwardsen@symantec.com	jonathan_doros@symantec.com

Symantec Reports Second Quarter Fiscal Year 2016 Results

●	Revenue within guided range; Operating margin and EPS at the high end of guided range
●	Enterprise Security continues its growth trajectory, adjusting for currency; Consumer Security margins expand year-over-year to 55%
●	Board of Directors authorizes $500 million accelerated share repurchase

MOUNTAIN VIEW, Calif. – November 5, 2015 – Symantec Corp. (NASDAQ: SYMC) today reported the results of its second quarter of fiscal year 2016, ended October 2, 2015.

Michael A. Brown, president and CEO, said, “With a security-focused Symantec, we continue to increase our momentum as the global leader in cybersecurity. We drove growth in Enterprise Security for the second consecutive quarter, partly due to a 10 percent revenue increase in Information Protection solutions including another record quarter for DLP. To set the stage for continued progress, we will deliver more than a dozen new products and services over the next three quarters.”

Thomas Seifert, executive vice president and CFO, said, “This was an important quarter for Symantec. On October 3, we completed the operational separation as planned, and Symantec and Veritas are now running as standalone businesses. The close of the Veritas sale is on track to occur by the end of Q3 and we have received board authorization to accelerate the return of $2 billion to shareholders, beginning with a $500 million accelerated share repurchase.”

Results for the Second Quarter of Fiscal Year 2016 (Dollars in millions, except EPS)

	2Q16	2Q15	Reported Y/Y Change	FX Adjusted Y/Y Change
GAAP
Revenue	$1,498	$1,617	(7%)	(1%)
Operating Margin	13.6%	21.5%	(790) bps	(600) bps
Net Income	$156	$244	(36%)	N/A
Deferred Revenue	$3,271	$3,417	(4%)	0%
EPS (Diluted)	$0.23	$0.35	(34%)	N/A
CFFO	$134	$173	(23%)	N/A
Non-GAAP
Operating Margin	28.1%	28.7%	(60) bps	50 bps
Net Income	$301	$332	(9%)	N/A
EPS (Diluted)	$0.44	$0.48	(8%)	N/A

(More)

Third Quarter and Fourth Quarter of Fiscal Year 2016 Guidance (Dollars in millions, except EPS and FX rate)

New Security Company Guidance
	3Q16	FX Adj. Y/Y Growth	4Q16	FX Adj. Y/Y Growth
GAAP
Revenue	$890 - $920	(5%) - (2%)	$885 - $915	(4%) - (1%)
Enterprise Security	$480 - $500	(2%) - 2%	$480 - $500	(1%) - 3%
Consumer Security	$410 - $420	(8%) - (6%)	$405 - $415	(8%) - (5%)
Information Management	--	--	--	--
Operating Margin	8.5% - 10.5%		17.5% - 19.5%
EPS (Diluted)*	$0.22 - $0.25		$0.16 - $0.19
Non-GAAP
Operating Margin	25.5% - 27.5%		26.5% - 28.5%
EPS (Diluted)	$0.22 - $0.25		$0.24 - $0.27
Tax Rate	29.5%		29.5%
Share Count	665 million		653 million
FX Rate (€/$)	$1.13		$1.13
*Note: The impact from our information management business is included in 3Q16 GAAP EPS, but excluded from 3Q16 non-GAAP EPS.  In addition, we are currently unable to estimate any potential gain on the proposed sale of our information management business and it has therefore been excluded from our guidance.

Symantec's Board of Directors has declared a quarterly cash dividend of $0.15 per common share to be paid on December 16, 2015 to all shareholders of record as of the close of business on November 23, 2015. The ex-dividend date will be November 19, 2015.

Conference Call
Symantec has scheduled a conference call for 8:30 a.m. ET/5:30 a.m. PT today to discuss its second quarter of fiscal year 2016 results, ended October 2, 2015 and to review guidance. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest. To listen to the live call, please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay and our prepared remarks will be available on the investor relations home page shortly after the call is completed.

About Symantec
Symantec Corporation (NASDAQ: SYMC) is the global leader in cybersecurity. Operating one of the world’s largest cyber intelligence networks, we see more threats, and protect more customers from the next generation of attacks. We help companies, governments and individuals secure their most important data wherever it lives.

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Symantec, the Symantec Logo and the Checkmark logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the U.S. and other countries. Other names may be trademarks of their respective owners.

FORWARD-LOOKING STATEMENTS: This press release contains statements regarding our projected financial and business results, capital allocation plans and our proposed divestiture of our Veritas business, which may be considered forward-looking within the meaning of the U.S. federal securities laws. These include statements regarding the anticipated closing of the Veritas sale and product development plans, as well as projections of future revenue, operating margin and earnings per share, amortization of acquisition-related intangibles, stock-based compensation, and restructuring, separation and transition charges. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include those related to: the satisfaction of the conditions to closing of the Veritas divestiture; general economic conditions; risks related to the proposed divestiture of Veritas; maintaining customer and partner relationships; the anticipated growth of certain market segments, particularly with regard to security and storage; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; the successful development of new products and integration of acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. We assume no obligation, and do not intend, to update these forward-looking statements as a result of future events or developments. Additional information concerning these and other risks factors is contained in the Risk Factors sections of our Form 10-K for the year ended April 3, 2015.

USE OF NON-GAAP FINANCIAL INFORMATION: Our results of operations have undergone significant change due to the impact of litigation accruals, stock-based compensation, restructuring, transition, and separation matters, charges related to the amortization of intangible assets, and certain other income and expense items that management considers unrelated to Symantec’s core operations. To help our readers understand our past financial performance and our future results, we supplement the financial results that we provide in accordance with generally accepted accounting principles, or GAAP, with non-GAAP financial measures. The method we use to produce non-GAAP results is not computed according to GAAP and may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management team uses these non-GAAP financial measures in assessing Symantec’s operating results, as well as when planning, forecasting and analyzing future periods. Investors are encouraged to review the reconciliation of our non-GAAP financial measures to the comparable GAAP results, which is attached to our quarterly earnings release and which can be found, along with other financial information, on the investor relations page of our website at: http://www.symantec.com/invest.

SYMANTEC CORPORATION
Condensed Consolidated Balance Sheets
(Dollars in millions, unaudited)
	October 2, 2015	April 3, 2015 (1)
ASSETS
Current assets:
Cash and cash equivalents	$3,097	$2,874
Short-term investments	260	1,017
Accounts receivable, net	738	993
Deferred income taxes	207	152
Deferred commissions	112	131
Other current assets	250	255
Total current assets	4,664	5,422
Property and equipment, net	1,262	1,205
Intangible assets, net	572	628
Goodwill	5,847	5,847
Long-term deferred commissions	14	26
Other long-term assets	101	105
Total assets	$12,460	$13,233
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$326	$213
Accrued compensation and benefits	289	398
Deferred revenue	2,766	3,109
Current portion of long-term debt	-	350
Other current liabilities	348	383
Total current liabilities	3,729	4,453
Long-term debt	1,740	1,746
Long-term deferred revenue	505	555
Long-term deferred tax liabilities	381	308
Long-term income taxes payable	132	134
Other long-term obligations	81	102
Total liabilities	6,568	7,298
Total stockholders' equity	5,892	5,935
Total liabilities and stockholders' equity	$12,460	$13,233

(1) Derived from audited consolidated financial statements.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Income
(In millions, except per share data, unaudited)

			Year-Over-Year
	Three Months Ended		Growth Rate
	October 2, 2015	October 3, 2014	Actual	Constant Currency (1)
Net revenue:
Content, subscription, and maintenance	$1,333	$1,445	-8%	-2%
License	165	172	-4%	2%
Total net revenue	1,498	1,617	-7%	-1%
Cost of revenue:
Content, subscription, and maintenance	225	240
License	29	25
Amortization of intangible assets	10	13
Total cost of revenue	264	278	-5%	0%
Gross profit	1,234	1,339	-8%	-2%
Operating expenses:
Sales and marketing	516	565
Research and development	293	276
General and administrative	94	93
Amortization of intangible assets	17	27
Restructuring, separation, and transition	111	30
Total operating expenses	1,031	991	4%	8%
Operating income	203	348	-42%	-29%
Interest income	3	3
Interest expense	(19)	(19)
Other income (expense), net	2	1
Income before income taxes	189	333	-43%	N/A
Provision for income taxes	33	89
Net income	$156	$244	-36%	N/A
Net income per share -- basic	$0.23	$0.35
Net income per share -- diluted	$0.23	$0.35
Weighted-average shares outstanding -- basic	682	690
Weighted-average shares outstanding -- diluted	687	696
Cash dividends declared per common share	$0.15	$0.15

(1) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates.  We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations.  To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Income
(In millions, except per share data, unaudited)

			Year-Over-Year
	Six Months Ended		Growth Rate (1)
	October 2, 2015	October 3, 2014	Actual	Constant Currency (2)
Net revenue:
Content, subscription, and maintenance	$2,685	$3,019	-11%	-5%
License	312	333	-6%	1%
Total net revenue	2,997	3,352	-11%	-4%
Cost of revenue:
Content, subscription, and maintenance	444	509
License	51	52
Amortization of intangible assets	23	26
Total cost of revenue	518	587	-12%	-7%
Gross profit	2,479	2,765	-10%	-4%
Operating expenses:
Sales and marketing	1,037	1,209
Research and development	577	584
General and administrative	190	196
Amortization of intangible assets	36	56
Restructuring, separation, and transition	235	50
Total operating expenses	2,075	2,095	-1%	3%
Operating income	404	670	-40%	-24%
Interest income	6	6
Interest expense	(39)	(40)
Other income (expense), net	(9)	2
Income before income taxes	362	638	-43%	N/A
Provision for income taxes	89	158
Net income	$273	$480	-43%	N/A
Net income per share -- basic	$0.40	$0.69
Net income per share -- diluted	$0.40	$0.69
Weighted-average shares outstanding -- basic	682	691
Weighted-average shares outstanding -- diluted	689	697
Cash dividends declared per common share	$0.30	$0.30

(1) We have a 52/53 week fiscal accounting year. The six months ended October 2, 2015 consisted of 26 weeks, whereas the six months ended October 3, 2014 consisted of 27 weeks.

(2) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Cash Flows
(Dollars in millions, unaudited)
	Six Months Ended
	October 2, 2015	October 3, 2014
OPERATING ACTIVITIES:
Net income	$273	$480
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	143	145
Amortization of intangible assets	59	82
Amortization of debt issuance costs and discounts	2	2
Stock-based compensation expense	133	89
Deferred income taxes	17	30
Excess income tax benefit from the exercise of stock options	(6)	(5)
Other	9	3
Net change in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	255	268
Deferred commissions	30	(3)
Accounts payable	50	(77)
Accrued compensation and benefits	(107)	(50)
Deferred revenue	(397)	(374)
Income taxes payable	(22)	(101)
Other assets	12	33
Other liabilities	(17)	(56)
Net cash provided by operating activities	434	466
INVESTING ACTIVITIES:
Purchases of property and equipment	(149)	(199)
Payments for acquisitions, net of cash acquired	(4)	(19)
Purchases of short-term investments	(327)	(1,071)
Proceeds from maturities of short-term investments	1,019	411
Proceeds from sales of short-term investments	76	156
Net cash provided by (used in) investing activities	615	(722)
FINANCING ACTIVITIES:
Repayments of debt and other obligations	(367)	(18)
Net proceeds from sales of common stock under employee stock benefit plans	44	66
Excess income tax benefit from the exercise of stock options	6	5
Tax payments related to restricted stock units	(37)	(34)
Dividends and dividend equivalents paid	(210)	(207)
Repurchases of common stock	(250)	(250)
Proceeds from other financing, net	-	34
Net cash used in financing activities	(814)	(404)
Effect of exchange rate fluctuations on cash and cash equivalents	(12)	(75)
Change in cash and cash equivalents	223	(735)
Beginning cash and cash equivalents	2,874	3,707
Ending cash and cash equivalents	$3,097	$2,972

SYMANTEC CORPORATION
Reconciliation of Selected GAAP Measures to Non-GAAP Measures (1)
(In millions, except per share data, unaudited)

							Year-Over-Year
	Three Months Ended						Non-GAAP Growth Rate
	October 2, 2015			October 3, 2014				Constant
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	Actual	Currency (2)
Net revenue	$1,498	$-	$1,498	$1,617	$-	$1,617	-7%	-1%
Gross profit:	$1,234	$18	$1,252	$1,339	$19	$1,358	-8%	-2%
Stock-based compensation		8			6
Amortization of intangible assets		10			13
Gross margin %	82.4%	1.2%	83.6%	82.8%	1.2%	84.0%	-40 bps	-20 bps
Operating expenses:	$1,031	$200	$831	$991	$97	$894	-7%	-3%
Stock-based compensation		72			40
Amortization of intangible assets		17			27
Restructuring, separation, and transition		111			30
Operating expenses as a % of revenue	68.8%	-13.3%	55.5%	61.3%	-6.0%	55.3%	20 bps	-80 bps
Operating income	$203	$218	$421	$348	$116	$464	-9%	0%
Operating margin %	13.6%	14.5%	28.1%	21.5%	7.2%	28.7%	-60 bps	50 bps
Net income:	$156	$145	$301	$244	$88	$332	-9%	N/A
Gross profit adjustment		18			19
Operating expense adjustment		200			97
Income tax effect on above items		(73)			(28)
Diluted net income per share	$0.23	$0.21	$0.44	$0.35	$0.13	$0.48	-8%	N/A
Diluted weighted-average shares outstanding	687	-	687	696	-	696	-1%	N/A

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Revenue and Deferred Revenue Detail
(Dollars in millions, unaudited)
	Three Months Ended
	October 2, 2015	October 3, 2014
GAAP Revenue
Content, subscription, and maintenance	$1,333	$1,445
License	165	172
Total Revenue	$1,498	$1,617
GAAP Revenue - Y/Y Growth Rate
Content, subscription, and maintenance	-8%	-4%
License	-4%	25%
Total Y/Y Growth Rate	-7%	-1%
GAAP Revenue - Y/Y Growth Rate in Constant Currency (1)
Content, subscription, and maintenance	-2%	-3%
License	2%	25%
Total Y/Y Growth Rate in Constant Currency (1)	-1%	-1%
GAAP Revenue by Segment
Consumer Security	$420	$485
Enterprise Security	485	511
Information Management	593	621
GAAP Revenue by Segment - Y/Y Growth Rate
Consumer Security	-13%	-6%
Enterprise Security	-5%	-1%
Information Management	-5%	3%
GAAP Revenue by Segment - Y/Y Growth Rate in Constant Currency (1)
Consumer Security	-8%	-6%
Enterprise Security	1%	-1%
Information Management	2%	3%
GAAP Revenue by Geography
International	$717	$847
U.S.	781	770
Americas (U.S., Latin America, Canada)	866	884
EMEA	387	455
Asia Pacific & Japan	245	278
GAAP Revenue by Geography - Y/Y Growth Rate
International	-15%	0%
U.S.	1%	-2%
Americas (U.S., Latin America, Canada)	-2%	-1%
EMEA	-15%	0%
Asia Pacific & Japan	-12%	-4%
GAAP Revenue by Geography - Y/Y Growth Rate in Constant Currency (1)
International	-4%	1%
U.S.	1%	-2%
Americas (U.S., Latin America, Canada)	-2%	-1%
EMEA	0%	0%
Asia Pacific & Japan	-1%	-3%
GAAP Deferred Revenue	$3,271	$3,417
GAAP Deferred Revenue - Y/Y Growth Rate	-4%	-4%
GAAP Deferred Revenue - Y/Y Growth Rate in Constant Currency (1)	0%	-1%

(1) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed. To exclude the effects of foreign currency rate fluctuations, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods (or, in the case of deferred revenue, converted into United States dollars at the actual exchange rate in effect at the end of the prior period).

SYMANTEC CORPORATION
Operating Margin by Segment Detail
(Dollars in millions, unaudited)

	Three Months Ended
	October 2, 2015	October 3, 2014
Operating Income by Segment
Consumer Security	$232	$257
Enterprise Security	50	85
Information Management	139	122
Total Operating Income by Segment	421	464
Reconciling Items:
Stock-based compensation	80	46
Amortization of intangible assets	27	40
Restructuring, separation, and transition	111	30
Total Consolidated Operating Income	$203	$348
Operating Margin by Segment
Consumer Security	55%	53%
Enterprise Security	10%	17%
Information Management	23%	20%

SYMANTEC CORPORATION
Guidance and Reconciliation of GAAP to Non-GAAP Operating Margin and Earnings Per Share (1)
(Dollars in millions, except per share data, unaudited)

Third Quarter Fiscal Year 2016
	Three Months Ended January 1, 2016
		Year-Over-Year Growth Rate
Revenue Guidance (2)	Range	Actual	Constant Currency (3)
Revenue range	$890 - $920	(8.2%) - (5.2%)	(5.0%) - (1.8%)

	Three Months Ended January 1, 2016
		Year-Over-Year Increase
Operating Margin Guidance and Reconciliation (2)	Range	Actual	Constant Currency (3)
GAAP operating margin	8.5% - 10.5%	--	--
Add back:
Stock-based compensation	5.0%
Other non-GAAP adjustments	12.0%
Non-GAAP operating margin	25.5% - 27.5%	--	--

	Three Months Ended January 1, 2016
		Year-Over-Year Growth Rate
Earnings Per Share Guidance and Reconciliation (4)	Range	Actual
GAAP diluted earnings per share range	$0.22 - $0.25	--
Add back:
Stock-based compensation, net of taxes	$0.05
Other non-GAAP adjustments, net of taxes	$0.11
Discontinued Operations, net of taxes	($0.16)
Non-GAAP diluted earnings per share range	$0.22 - $0.25	--

Fourth Quarter Fiscal Year 2016
	Three Months Ended April 1, 2016
		Year-Over-Year Growth Rate (5)
Revenue Guidance (2)	Range	Actual	Constant Currency (3)
Revenue range	$885 - $915	(4.7%) - (1.5%)	(4.3%) - (1.1%)

	Three Months Ended April 1, 2016
		Year-Over-Year Increase
Operating Margin Guidance and Reconciliation (2)	Range	Actual	Constant Currency (3)
GAAP operating margin	17.5% - 19.5%	--	--
Add back:
Stock-based compensation	5.0%
Other non-GAAP adjustments	4.0%
Non-GAAP operating margin	26.5% - 28.5%	--	--

	Three Months Ended April 1, 2016
		Year-Over-Year Growth Rate
Earnings Per Share Guidance and Reconciliation (2)	Range	Actual
GAAP diluted earnings per share range	$0.16 - $0.19	--
Add back:
Stock-based compensation, net of taxes	$0.05
Other non-GAAP adjustments, net of taxes	$0.03
Non-GAAP diluted earnings per share range	$0.24 - $0.27	--

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP.  For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) These figures represent guidance for our expected continuing operations and include our security business, which consists of Enterprise Security and Consumer Security segments.

(3) Management refers to growth rates adjusting for currency fluctuations in foreign currency exchange rates so that the business results can be viewed without the impact of these fluctuations. We compare the percent change of the results from one period to another period in order to provide a consistent framework for assessing how our underlying businesses performed. To exclude the effects of foreign currency rate fluctuations, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

(4) The impact from our information management business is included in GAAP EPS, but excluded from non-GAAP EPS. In addition, we are currently unable to estimate any potential gain on the proposed sale of our information management business and it has therefore been excluded from our guidance.

(5) Growth rates are calculated using fourth quarter fiscal year 2015 non-GAAP revenue.

SYMANTEC CORPORATION
Explanation of Non-GAAP Measures
Appendix A

Objective of non-GAAP measures:  We believe our presentation of non-GAAP financial measures, when taken together with corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance for the reasons discussed below.  Our management team uses these non-GAAP financial measures in assessing the Company’s operating results, as well as when planning, forecasting and analyzing future periods.  We believe that these non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods and to our peers and that investors benefit from an understanding of the non-GAAP financial measures.  Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP.

Stock-based compensation:  Consists of expenses for employee stock options, restricted stock units, performance based awards and our employee stock purchase plan determined in accordance with the authoritative guidance on stock-based compensation.  When evaluating the performance of our individual business units and developing short- and long-term plans, we do not consider stock-based compensation charges.  Our management team is held accountable for cash-based compensation, but we believe that management is limited in its ability to project the impact of stock-based compensation and accordingly is not held accountable for its impact on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.  Furthermore, unlike cash-based compensation, the value of stock-based compensation is determined using complex formulas that incorporate factors, such as market volatility, that are beyond our control.

	Three Months Ended
	October 2, 2015	October 3, 2014
Cost of revenue	$8	$6
Sales and marketing	29	18
Research and development	30	15
General and administrative	13	7
Total stock-based compensation	$80	$46

Amortization of intangible assets:  When conducting internal development of intangible assets, accounting rules require that we expense the costs as incurred.  In the case of acquired businesses, however, we are required to allocate a portion of the purchase price to the accounting value assigned to intangible assets acquired and amortize this amount over the estimated useful lives of the acquired intangible assets.  The acquired company, in most cases, has itself previously expensed the costs incurred to develop the acquired intangible assets, and the purchase price allocated to these assets is not necessarily reflective of the cost we would incur in developing the intangible asset.  We eliminate these amortization charges from our non-GAAP operating results to provide better comparability of pre- and post-acquisition operating results and comparability to results of businesses utilizing internally developed intangible assets.

Restructuring, separation, and transition:  We have engaged in various restructuring, separation, and transition activities over the past several years that have resulted in costs associated with severance, facilities, transition, and other related costs.  Separation and other related costs consist of consulting and disentanglement costs incurred to separate our security and information management businesses into standalone companies, as well as costs to prune selected product lines that do not fit either the Company’s growth or margin objectives.  Transition and other related costs consist of consulting charges associated with the implementation of new Enterprise Resource Planning systems.  Each restructuring, separation, and transition activity has been a discrete event based on a unique set of business objectives or circumstances, and each has differed from the others in terms of its operational implementation, business impact and scope.  We do not engage in restructuring, separation, or transition activities in the ordinary course of business.  While our operations previously benefited from the employees and facilities covered by our various restructuring and separation charges, these employees and facilities have benefited different parts of our business in different ways, and the amount of these charges has varied significantly from period to period.  We believe that it is important to understand these charges and we believe that investors benefit from excluding these charges from our operating results to facilitate a more meaningful evaluation of current operating performance and comparisons to past operating performance.